All Terrain Opportunity Fund
Class A Shares
(Ticker Symbol: TERAX)
Class C Shares
(Ticker Symbol: TERCX)

A series of the Investment Managers Series Trust II

Supplement dated June 17, 2016 to the
Prospectus and Summary Prospectus each dated March 1, 2016

Effective June 17, 2016, the performance benchmark shown in the Fund’s prospectus has changed from the IQ Hedge Composite Beta Index (the “prior benchmark”) to the HFRX Global Hedge Fund Index (the “new benchmark”).  The Fund’s advisors believe the new benchmark is a better performance benchmark for comparison to the Fund’s performance and investment strategy.  The new benchmark is designed to be representative of the overall composition of the hedge fund universe.  The prior benchmark is designed to replicate the risk-adjusted return characteristics of hedge funds using various investment styles.

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The following replaces the “Average Annual Total Returns for the period ended December 31, 2015” under the section entitled “Performance” on page 6 of the Prospectus and page 6 of the Summary Prospectus:

Average Annual Total Returns for Period Ended December 31, 2015	One Year	Since Inception November 3, 2014
Class A Shares Return Before Taxes	(8.12)%	(6.38)%
Class A Shares Return After Taxes on Distributions*	(8.85)%	(7.19)%
Class A Shares Return After Taxes on Distributions and Sale of Fund Shares	(4.52)%	(5.17)%
Class C Shares	(3.21)%	(2.25)%
HFRX Global Hedge Fund Index** (reflects no deduction for fees, expenses or taxes)	(3.64)%	(4.05)%
IQ Hedge Composite Beta Index (reflects no deduction for fees, expenses or taxes)	(1.11)%	(0.78)%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only and after-tax returns for classes other than Class A will vary from returns shown for Class A.
**	Effective June 17, 2016, the Fund’s performance benchmark is the HFRX Global Hedge Fund Index. The Advisors believe this index is a better performance benchmark for comparison to the Fund’s performance and investment strategy.

Please retain this Supplement with your records.